SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

February 11, 2003

Date of Report (Date of earliest event reported)

RADIAN GROUP INC.

(Exact name of registrant as specified in its charter) ‘

DELAWARE (State or other jurisdiction of incorporation or organization)	1-11356 (Commission File No.)	23-2691170 (I.R.S. Employer Identification Number)

1601 Market Street Philadelphia, Pennsylvania (Address of principal executive offices)	19103 (Zip Code)

(215) 564-6600

(Registrant’s telephone number, including area code)

ITEM 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On February 11, 2003, the Registrant issued a press release announcing the sale of its 5.625% senior unsecured notes. The press release is attached as Exhibit 99.1 hereto.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(C)    EXHIBITS

99.1 Press release issued by Radian Group Inc. dated February 11, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIAN GROUP INC.

By:	/s/ C. ROBERT QUINT

Date:    February 11, 2003

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	Press Release issued by Radian Group Inc. dated February 11, 2003